                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       October 21, 1999 (October 21, 1999)
               --------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        TENNESSEE                 1-10160                    62-0859007
 -------------------------    ----------------          ---------------------
 (State of incorporation)       (Commission                 (IRS Employer
                                File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
             -----------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (901) 580-6000
                                                          --------------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

EARNINGS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999

      On October 21, 1999, Union Planters Corporation announced operating results for the three and nine months ended September 30, 1999. A copy of the Corporation's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Corporation provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C.   Exhibits

         99.1 Union Planters Corporation Press Release dated October 21, 1999, announcing operating results for the three and nine months ended September 30, 1999

         99.2     Unaudited Supplemental Third Quarter 1999 Financial
                  Information

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                               Union Planters Corporation
                                          ------------------------------------
                                                      Registrant



Date:       October 21, 1999                    /s/ M. Kirk Walters
     --------------------------------     ------------------------------------
                                                    M. Kirk Walters
                                            Senior Vice President, Treasurer,
                                              and Chief Accounting Officer


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